Exhibit 10.31

EXECUTION VERSION

RESTRICTIVE COVENANT AGREEMENT

This RESTRICTIVE COVENANT AGREEMENT (this “Agreement”), effective as of March 13, 2019 (the “Effective Date”), by and among Endeavor Group Holdings, Inc. (“EGH”), Endeavor Operating Company, LLC (“EOC”) and Ariel Emanuel (the “Restricted Person” and, together with EGH and EOC, the “Parties” and individually, a “Party”).

WHEREAS, the Restricted Person and EOC are party to that certain Amended and Restated Restrictive Covenant Agreement, dated as of December 18, 2013 (the “Original Agreement”); and

WHEREAS, the Parties agree that this Agreement supersedes the Original Agreement in its entirety on the terms and conditions set forth in this Agreement and the Original Agreement shall no longer have any force or effect.

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. Non-Solicitation. During the period commencing on the Effective Date and ending on the second anniversary of the date on which the Restricted Person and (if applicable) each of the Restricted Person’s Affiliates cease to own equity securities, directly or indirectly, of the Company Group (as defined below), or, if earlier, the second anniversary of the date on which the Restricted Person’s employment with the Company Group terminates for any reason, the Restricted Person shall not (and shall cause each of the Restricted Person’s controlled Affiliates not to) directly, or indirectly through another any individual, firm, corporation, partnership, limited liability company, trust, estate, joint venture, governmental authority or other entity (“Person”), (a) induce or attempt to induce any employee of EGH, EOC or any of its majority owned and controlled subsidiaries (collectively, the “Company Group”) to leave the employ or services of the Company Group; provided, that the restrictions in this Section 1 shall not preclude solicitations through the use of general advertising (such as web postings or advertisements in publications) or search firms, employment agencies or similar entities not specifically directed at the Company Group, or (b) directly or indirectly solicit or service any client of the Company Group in order to induce or attempt to induce such Person to cease doing business with, or reduce the amount of business conducted with, the Company Group. As used in this Agreement, “Affiliates” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person.

2. Non-Competition. The Restricted Person acknowledges and agrees that (a) at all times while the Restricted Person is employed with the Company Group, the Restricted Person shall pursue all appropriate business opportunities of the Company Group exclusively through the Company Group and (b) the Company Group would be irreparably damaged if the Restricted Person (or, if applicable, any of the Restricted Person’s controlled Affiliates) were to provide services to any Person (including the Restricted Person) engaged in a Restricted Business (as defined below) and that such competition by the Restricted Person (or, if applicable, any of the Restricted Person’s controlled Affiliates) would result in a significant loss of goodwill by the

Company Group. Therefore, the Restricted Person agrees that during the period commencing on the Effective Date and ending on the second anniversary of the date on which the Restricted Person and (if applicable) each of the Restricted Person’s Affiliates cease to own equity securities, directly or indirectly, of the Company Group (or, if earlier, the second anniversary of the date on which the Restricted Person’s employment with the Company Group terminates for any reason), the Restricted Person shall not (and, as applicable, shall cause each of the Restricted Person’s controlled Affiliates not to) directly or indirectly through another Person own any interest in, manage, control, participate in (whether as an officer, director, manager, employee, partner, equity holder, member, agent, advisor, individual independent contractor, consultant, representative or otherwise), consult with, represent, render services for, or in any other manner engage in the Restricted Business in any geographic area where the Restricted Business of the Company Group is then conducted; provided, that nothing herein shall prohibit the Restricted Person (and any of the Restricted Person’s controlled Affiliates, as applicable) from (i) being a passive owner of not more than two percent (2%) of the outstanding stock of any class of a corporation or entity which is publicly traded so long as the Restricted Person (or any of the Restricted Person’s controlled Affiliates, if applicable) does not have any active participation in the management or other business of such corporation or entity or (ii) being employed by or otherwise providing services to any corporation or entity, a division or subsidiary of which is engaged in Restricted Businesses; provided, that (A) such Restricted Businesses do not represent more than 25% of such corporation or entity’s consolidated revenues during the four fiscal quarters preceding the date on which the Restricted Person first seeks to be employed by or provide services to such corporation or entity, and (B) the Restricted Person and his or her controlled Affiliates do not themselves engage in, or provide any services to, the Restricted Businesses; provided, further, that, for purposes of this Section 2, no entity primarily engaged in entertainment production or distribution or licensing of produced content (excluding any entity primarily engaged in production, distribution or licensing of sports (including mixed martial arts) content), whether film, television or otherwise (including any studio) shall be deemed to be a Restricted Business. As used herein, the term “Restricted Business” means collectively (x) a talent agency business and/or any business primarily engaged in production, distribution or licensing of sports (including mixed martial arts) content, (y) a business that competes with any of the advertising, social media or direct marketing lines of business conducted by the Company Group on the date on which the Restricted Person ceases to own equity securities, directly or indirectly, of the Company Group or (z) any business or businesses of a type not described in clause (x) or (y) that accounts or account for more than 5% of the Company Group’s consolidated revenues during the preceding four fiscal quarters, measured (I) at such time (in the case of the period when the Restricted Person still owns equity securities, directly or indirectly, of the Company Group) or (II) on the date on which the Restricted Person ceases to own equity securities, directly or indirectly, of the Company Group (in the case of the period commencing on and after the date the Restricted Person cease to own equity securities, directly or indirectly, of the Company Group).

3. Non-Disparagement. For the period commencing on the earlier of (x) the date on which the Restricted Person and (if applicable) each of the Restricted Person’s Affiliates cease to own equity securities, directly or indirectly, of the Company Group and (y) the date on which the Restricted Person ceases to be an employee of the Company Group and ending on the second anniversary of such date, the Restricted Person shall not (and, if applicable, shall cause each of the Restricted Person’s controlled Affiliates not to) defame or disparage the Company Group in any medium to any Person. Notwithstanding the foregoing, the Restricted Person (and the Restricted Person’s controlled Affiliates, if applicable) may confer in confidence with the Restricted Person’s (or, if applicable, the Restricted Person’s controlled Affiliate’s) legal representatives and make truthful statements as are required by applicable law or legal process.

4. Restrictive Covenants Generally. If, at the time of enforcement of the covenants set forth in Sections 1, 2 and 3 hereof (collectively, the “Restrictive Covenants”), a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the Parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed and directed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by applicable law. The Restricted Person has consulted with legal counsel regarding the Restrictive Covenants and based on such consultation has determined and hereby acknowledges that the Restrictive Covenants are reasonable in terms of duration, scope and area restrictions and are necessary to protect the goodwill of the Company Group. The Restricted Person further acknowledges and agrees that the Restrictive Covenants are being entered into by such Person in connection with such Restricted Person’s ownership of equity securities, directly or indirectly, of the Company Group, and not directly or indirectly in connection with the Restricted Person’s employment or other service relationship with the Company Group.

5. Enforcement. If the Restricted Person (or, if applicable, any of the Restricted Person’s controlled Affiliates) breaches, or threatens to commit a breach of, any of the Restrictive Covenants, EOC and EGH, on behalf of the Company Group, shall be entitled to seek a remedy of specific performance any court of competent jurisdiction (without posting a bond) to specifically enforce the Restrictive Covenants, which is in addition to, and not in lieu of, any other rights and remedies available to the Company Group at law or in equity, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Company Group and that money damages would not provide an adequate remedy to the Company Group.

6. No Third Party Beneficiaries. This Agreement is for the sole benefit of the Parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable benefit, claim, cause of action, remedy or right of any kind.

7. Miscellaneous.

(a) No delay or omission by the Company Group in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by the Company Group on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

(b) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

(c) This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns; provided, however, that the obligations of the Restricted Person are personal and shall not be assigned by the Restricted Person.

(d) This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the Parties with respect to such subject matter. This Agreement may not be amended except in writing executed by the Parties hereto. This Agreement supersedes the Original Agreement in its entirety on the terms and conditions set forth in this Agreement and the Original Agreement shall no longer have any force or effect.

(e) THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF DELAWARE WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION’S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY. ANY ACTION TO ENFORCE THIS AGREEMENT MUST BE BROUGHT IN, AND THE PARTIES HEREBY CONSENT TO THE JURISDICTION OF, A COURT SITUATED IN LOS ANGELES, CALIFORNIA. EACH PARTY HEREBY WAIVES THE RIGHTS TO CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH ACTION.

(f) THE PARTIES HERETO EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT (INCLUDING THE NEGOTIATION, EXECUTION AND PERFORMANCE HEREOF) OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN TORT, CONTRACT, EQUITY OR OTHERWISE. EACH OF THE PARTIES HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE

OTHER TRANSACTION DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7(f).

(g) The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Jason Lublin
	Name:	Jason Lublin
	Title:	Authorized Signatory

ENDEAVOR OPERATING COMPANY, LLC

By:	/s/ Jason Lublin
	Name:	Jason Lublin
	Title:	Authorized Signatory

/s/ ARIEL EMANUEL
ARIEL EMANUEL

[Signature Page to Restrictive Covenant Agreement]